SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 May 30, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2001, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-8A)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



     Delaware                          333-35026-16             74-2440850
----------------------------           ------------             ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
   Of Incorporation)                    File Number)       Identification No.)



      200 Vesey Street
    New York, New York                                       10285
  -----------------------                                    ---------
    (Address of Principal                                    (Zip Code)
     Executive Offices)


         Registrant's telephone number, including area code:  (212) 526-5594

                                   No Change
                 ---------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events
                  ------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $485,294,709 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A3, Class 2-A4, Class 2-A5, Class 3-A1, Class 3-A3, Class 3-A4, Class 3-A5, Class 4-A1, Class 4-A2, Class B1-I, Class B1-I-X, Class B2-I, Class B3-I, Class B1-II, Class B2-II, Class B3-II, Class R-I and Class R-II Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-8A on May 30, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 26, 2001, as supplemented by the Prospectus Supplement dated May 29, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of May 1, 2001, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc. and Washington Mutual Mortgage Securities Corp., as master servicers, The Chase Manhattan Bank, as securities administrator and Bank One, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A3, Class 2-A4, Class 3-A1, Class 3-A3, Class 3-A4, Class 3-A5, Class 4-A1, Class 4-A2, Class B1-I, Class B1-I-X, Class B2-I, Class B3-I, Class B1-II, Class B2-II, Class B3-II, Class R-I and Class R-II. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of four pools of certain fixed and adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $491,118,527 as of May 1, 2001. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1 Terms Agreement, dated May 29, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

         4.1 Trust Agreement, dated as of May 1, 2001, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc. and Washington Mutual Mortgage Securities Corp., as Master Servicers, The Chase Manhattan Bank, as Securities Administrator and Bank One, National Association, as Trustee.

        99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

        99.2 Servicing Agreement, dated as of May 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc., as Servicer and Master Servicer.

        99.3 Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Bank of America, N.A.

        99.4 Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Countrywide Home Loans, Inc.

        99.5 Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Wells Fargo Home Mortgage, Inc.

        99.6 Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and SunTrust Mortgage, Inc.

        99.7 Reconstituted Servicing Agreement dated as of May 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Chase Manhattan Mortgage Corporation.

        99.8 Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and GMAC Mortgage Corporation.

        99.9 Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Irwin Mortgage Corporation.

        99.10 Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and North American Mortgage Company.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STRUCTURED ASSET SECURITIES
                                            CORPORATION



                                          By:  /s/ Ellen V. Kiernan
                                             ---------------------------------
                                             Name: Ellen V. Kiernan
                                            Title: Vice President



Dated:  June 12, 2001

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                                 EXHIBIT INDEX
                                 --------------



Exhibit No.                                 Description                                      Page No.
-----------                                 -----------                                      --------


1.1               Terms Agreement, dated May 29, 2001, between Structured Asset
                  Securities Corporation, as Depositor, and Lehman Brothers Inc., as
                  the Underwriter.

4.1               Trust Agreement, dated as of May 1, 2001, among Structured Asset
                  Securities Corporation, as Depositor, Aurora Loan Services Inc. and
                  Washington Mutual Mortgage Securities Corp., as Master Servicers, The
                  Chase Manhattan Bank, as Securities Administrator and Bank One,
                  National Association, as Trustee.

99.1              Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc.,
                  as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2              Servicing Agreement, dated as of May 1, 2001, between Lehman Capital,
                  A Division of Lehman Brothers Holdings Inc., as Seller, and Aurora Loan
                  Services Inc., as Servicer.

99.3              Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman
                  Capital, A Division of Lehman Brothers Holdings Inc. and Bank of America, N.A.

99.4              Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman
                  Capital, A Division of Lehman Brothers Holdings Inc. and Countrywide Home
                  Loans, Inc.

99.5              Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman
                  Capital, A Division of Lehman Brothers Holdings Inc. and Wells Fargo Home
                  Mortgage, Inc.

99.6              Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman
                  Capital, A Division of Lehman Brothers Holdings Inc. and SunTrust Mortgage, Inc.

99.7              Reconstituted Servicing Agreement dated as of May 1, 2001, between Lehman
                  Capital, A Division of Lehman Brothers Holdings Inc. and Chase Manhattan
                  Mortgage Corporation.

99.8              Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman
                  Capital, A Division of Lehman Brothers Holdings Inc. and GMAC Mortgage
                  Corporation.

99.9              Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman
                  Capital, A Division of Lehman Brothers Holdings Inc. and Irwin Mortgage
                  Corporation.

99.10             Reconstituted Servicing Agreement, dated as of May 1, 2001, between Lehman
                  Capital, A Division of Lehman  Brothers Holdings Inc. and North American
                  Mortgage Company.


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